CONDENSED CONSOLIDATED STATEMENTS OF PROFIT AND LOSS AND OTHER COMPREHENSIVE INCOME - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
CONDENSED CONSOLIDATED STATEMENTS OF PROFIT AND LOSS AND OTHER COMPREHENSIVE INCOME
Revenue	€ 22,388	€ 43,532
Other operating income	8,729	7,767
Total operating income	31,117	51,299
Research and development expenses	(171,718)	(78,304)
Selling, general and administrative expenses	(61,644)	(27,462)
Total operating expenses	233,362	105,767
Change in fair value on non-current financial assets	848
Operating loss	(201,397)	(54,467)
Financial income/(expense)		7,210
Financial expense	(2,178)
Exchange gains/(losses)	199	2,486
Loss before taxes	(203,376)	(44,771)
Income tax (expense)/benefit	(2,261)	(350)
Loss for the year and total comprehensive loss	(205,637)	(45,121)
Owners of the parent	€ (205,637)	€ (45,121)
Weighted average number of shares outstanding	43,476,103	37,764,237
Basic and diluted loss per share	€ (4.73)	€ (1.19)